UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 1, 2005


                        Selective Insurance Group, Inc.
                        -------------------------------
            (Exact name of registrant as specified in its charter)


        New Jersey                    0-8641                    22-2168890
        ----------                    ------                    ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


                  40 Wantage Avenue, Branchville, New Jersey           07890
                  ------------------------------------------           -----
                  (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code        (973) 948-3000


                                      n/a
                                    -------
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

            On February 1, 2005, Selective Insurance Group, Inc. issued a press release announcing the results for the fourth quarter 2004 and for year ended December 31, 2004. The press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 2.02 to this Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(c)  Exhibits

         99.1 Press Release of Selective Insurance Group, Inc. dated February 1, 2005.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SELECTIVE INSURANCE GROUP, INC.
                                (Registrant)


Date:  February 1, 2005         By:  /s/  Michele N. Schumacher
                                     ------------------------------------------
                                     Name:   Michele N. Schumacher, Esq.
                                     Title:  Vice President, Corporate Secretary
                                             & Corporate Governance Officer

                                 EXHIBIT INDEX


Exhibit No.                Description
-----------                -----------

99.1                       Press Release dated February 1, 2005.